                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ______________________

                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported): November 4, 1998

                       COMMISSION FILE NUMBER 000-22647
                       --------------------------------

                        PERITUS SOFTWARE SERVICES, INC.
                        ------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Massachusetts                              04-3126919
         -------------                              ----------
(State or Other Jurisdiction of                   (I.R.S. Employer
        Incorporation)                           Identification No.)


Two Federal Street, Billerica, Massachusetts                      01821-3540
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


                                (978) 670-0800
                                --------------
              (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)
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Item 5.  Other Events.
         -------------

(a) On November 4, 1998, Mr. Allen K. Deary, resigned his offices as President, Chief Executive Officer and member of the Board of Directors of Peritus Software Services, Inc. (the "Registrant"). The Board of Directors of the Registrant immediately appointed Mr. Dominic K. Chan, the Registrant's Chairman of the Board and Chief Technology Officer as the Company's President and Chief Executive Officer. The Registrant also announced that William Verity has resigned from the Board of Directors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a)  Financial Statements.

     None.

(b)  Pro Forma Financial Information.

     None.

(c)  Exhibits.

     99.  Press Release dated November 4, 1998.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 6, 1998

                                    PERITUS SOFTWARE SERVICES, INC.

                                    BY: /s/ John D. Giordano
                                        --------------------
                                    Name:  John D. Giordano
                                    Title: Vice President, Finance
                                           and Chief Financial Officer
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                                 EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION
----------                    -----------

    99                        Press Release dated November 4, 1998